Financial risk management	12 Months Ended
Dec. 31, 2020
Financial Instruments [Abstract]
Financial risk management	Financial risk management
Exposure to interest rate, foreign currency, non-repatriation, liquidity, capital management and credit risks arise in the normal course of Millicom’s business. Each year Group Treasury revisits and presents to the Audit committee updated Group Treasury policy. The Group analyzes each of these financial risks individually as well as on an interconnected basis and defines and implements strategies to manage the economic impact on the Group’s performance in line with its policy. This policy was last reviewed in late 2020. As part of the annual review of the above mentioned risks, the Group agrees to a strategy over the use of derivatives and natural hedging instruments ranging from raising debt in local currency (where the Company targets to reach 40% of debt in local currency over the medium term) to maintain a combination of up to 75/25% mix between fixed and floating rate debt or agreeing to cover up to six months forward of operating costs and capex denominated in non-functional currencies through a rolling and layering strategy. Millicom’s risk management strategies may include the use of derivatives to the extent a market would exist in the jurisdictions where the Group operates. Millicom’s policy prohibits the use of such derivatives in the context of speculative trading.
Accounting policies for derivatives is further detailed in note C.7. On December 31, 2020 and 2019 fair value of derivatives held by the Group can be summarized as follows:

	2020	2019
	(US$ millions)
Derivatives
Cash flow hedge derivatives	12	(17)
Net derivative asset (liability)	12	(17)
Interest rate risk Debt and financing issued at floating interest rates expose the Group to cash flow interest rate risk. Debt and financing issued at fixed rates expose the Group to fair value interest rate risk. The Group’s exposure to risk of changes in market interest rates relate to both of the above. To manage this risk, the Group’s policy is to maintain a combination of fixed and floating rate debt with target that more than 75% of the debt be at fixed rate. The Group actively monitors borrowings against this target. The target mix between fixed and floating rate debt is reviewed periodically. The purpose of Millicom’s policy is to achieve an optimal balance between cost of funding and volatility of financial results, while considering market conditions as well as our overall business strategy. At December 31, 2020, approximately 84% of the Group’s borrowings are at a fixed rate of interest or for which variable rates have been swapped for fixed rates with interest rate swaps (2019: 76%).Fixed and floating rate debt
Financing at December 31, 2020

	Amounts due within:
	1 year	1–2 years	2–3 years	3–4 years	4–5 years	>5 years	Total
	(US$ millions)
Fixed rate financing	80	90	268	561	269	3,498	4,766
Floating rate financing	33	17	171	250	197	256	926
Total	113	107	439	811	467	3,755	5,691
Weighted average nominal interest rate	4.65%	4.95%	5.76%	4.15%	5.09%	5.21%	4.90%
Financing at December 31, 2019

	Amounts due within:
	1 year	1–2 years	2–3 years	3–4 years	4–5 years	>5 years	Total
	(US$ millions)
Fixed rate financing	118	117	118	332	431	3,428	4,543
Floating rate financing	68	38	27	185	654	457	1,429
Total	186	155	145	517	1,085	3,884	5,972
Weighted average nominal interest rate	5.10%	4.55%	4.34%	5.81%	4.73%	5.24%	4.82%
A 100 basis point fall or rise in market interest rates for all currencies in which the Group had borrowings at December 31, 2020 would increase or reduce profit before tax from continuing operations for the year by approximately $9 million (2019: $14 million).Interest rate swap contracts
From time to time, Millicom enters into currency and interest rate swap contracts to manage its exposure to fluctuations in interest rates and currency fluctuations in accordance with its Financial Risk Management policy. Details of these arrangements are provided below.
MIC S.A. entered into swap contracts in order to hedge the foreign currency and interest rate risks in relation to the SEK 2 billion (~$211 million) senior unsecured sustainability bond issued in May 2019 (note C.3.1.). These swaps are accounted for as cash flow hedges as the timing and amounts of the cash flows under the swap agreements match the cash flows under the SEK bond. Their maturity date is May 2024. The hedging relationship is highly effective and related fluctuations are recorded through other comprehensive income. At December 31, 2020, the fair values of the swaps amount to an asset of $23 million. (December 31, 2019: a liability of $0.2 million).
In addition, Colombia, El Salvador and Costa Rica operations have also entered into several swap agreements in order to hedge foreign currency and interest rate risks on certain long term debts. These swaps are accounted for as cash flow hedges and related fair value changes are recorded through other comprehensive income. At December 31, 2020, the fair value of El Salvador swaps amount to a liability of $3 million (December 31, 2019: a liability of $3 million), Costa Rica swaps amount to a liability of $5 million and an asset of $1 million (December 31, 2019: liability of $14 million) and the fair value of Colombia swaps amount to a liability of $7 million (December 31, 2019: nil).
Interest rate and currency swaps are measured with reference to Level 2 of the fair value hierarchy
There are no other derivative financial instruments with a significant fair value at December 31, 2020.
Foreign currency risks The Group is exposed to foreign exchange risk arising from various currency exposures in the countries in which it operates. Foreign exchange risk arises from future commercial transactions, recognized assets and liabilities and net investments in foreign operations. Millicom seeks to reduce its foreign currency exposure through a policy of matching, as far as possible, assets and liabilities denominated in foreign currencies, or entering into agreements that limit the risk of exposure to currency fluctuations against the US dollar reporting currency. In some cases, Millicom may also borrow in US dollars where it is either commercially more advantageous for joint ventures and subsidiaries to incur debt obligations in US dollars or where US dollar denominated borrowing is the only funding source available to a joint venture or subsidiary. In these circumstances, Millicom accepts the remaining currency risk associated with financing its joint ventures and subsidiaries, principally because of the relatively high cost of forward cover, when available, in the currencies in which the Group operates.Debt denominated in US dollars and other currencies
Debt denomination at December 31

	2020	2019
	(US$ millions)
Debt denominated in US dollars	3,384	3,535
Debt denominated in currencies of the following countries
Colombia	614	531
Tanzania	40	14
Bolivia	337	350
Paraguay	180	206
El Salvador(i)	118	268
Panama(i)	869	918
Luxembourg (COP denominated)	41	43
Costa Rica	107	107
Total debt denominated in other currencies	2,307	2,437
Total debt	5,691	5,972
(i) El Salvador's official unit of currency is the U.S. dollar, while Panama uses the U.S. dollar as legal tender. Our local debt in both countries is therefore denominated in U.S. dollars but presented as local currency (LCY).
At December 31, 2020, if the US dollar had weakened/strengthened by 10% against the other functional currencies of our operations and all other variables held constant, then profit before tax from continuing operations would have increased/decreased by $45 million (2019: $17 million). This increase/decrease in profit before tax would have mainly been as a result of the conversion of the USD-denominated net debts in our operations with functional currencies other than the US dollar.Foreign currency swaps See note D.1.2. Interest rate swap contracts.Non-repatriation risk
Most of Millicom’s operating subsidiaries and joint ventures generate most of the revenue of the Group and in the currency of the countries in which they operate. Millicom is therefore dependent on the ability of its subsidiaries and joint venture operations to transfer funds to the Company.
Although foreign exchange controls exist in some of the countries in which Millicom Group companies operate, none of these controls currently significantly restrict the ability of these operations to pay interest, dividends, technical service fees, royalties or repay loans by exporting cash, instruments of credit or securities in foreign currencies. However, existing foreign exchange controls may be strengthened in countries where the Group operates, or foreign exchange controls may be introduced in countries where the Group operates that do not currently impose such restrictions. If such events were to occur, the Company’s ability to receive funds from the operations could be subsequently restricted, which would impact the Company’s ability to make payments on its interest and loans and, or pay dividends to its shareholders. As a policy, all operations which do not face restrictions to deposit funds offshore and in hard currencies should do so for the surplus cash generated on a weekly basis. The Company and its subsidiaries make use of notional and physical cash pooling arrangements in hard currencies to the extent permitted.
In addition, in some countries it may be difficult to convert large amounts of local currency into foreign currency because of limited foreign exchange markets. The practical effects of this may be time delays in accumulating significant amounts of foreign currency and exchange risk, which could have an adverse effect on the Group. This is a relatively rare case for the countries in which the Group operates. Lastly, repatriation most often results in taxation, which is evidenced in the amount of taxes paid by the Group relative to the Corporate Income Tax reported in its statement of income.Credit and counterparty risk
Financial instruments that subject the Group to credit risk include cash and cash equivalents, pledged deposits, letters of credit, trade receivables, amounts due from joint venture partners and associates, supplier advances and other current assets and derivatives. Counterparties to agreements relating to the Group’s cash and cash equivalents, pledged deposits and letters of credit are significant financial institutions with investment grade ratings. Management does not believe there are significant risks of non-performance by these counterparties and maintain a diversified portfolio of banking partners. Allocation of deposits across banks are managed such that the Group’s counterparty risk with a given bank stays within limits which have been set, based on each bank’s credit rating.
A large portion of revenue of the Group is comprised of prepaid products and services. For postpaid customers, the Group follows risk control procedures to assess the credit quality of the customer, taking into account its financial position, past experience and other factors. Accounts receivable also comprise balances due from other telecom operators. Credit risk of other telecom operators is limited due to the regulatory nature of the telecom industry, in which licenses are normally only issued to credit-worthy companies. The Group maintains a provision for expected credit losses of trade receivables based on its historical credit loss experience.
As the Group has a large number of internationally dispersed customers, there is generally no significant concentration of credit risk with respect to trade receivables, except for certain B2B customers (mainly governments). See note F.1.Liquidity risk
Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities. The Group has significant indebtedness but also has significant cash balances. Millicom evaluates its ability to meet its obligations on an ongoing basis using a recurring liquidity planning tool. This tool considers the operating net cash flows generated from its operations and the future cash needs for borrowing, interest payments, dividend payments and capital and operating expenditures required in maintaining and developing its operating businesses.
The Group manages its liquidity risk through use of bank overdrafts, bank loans, bonds, vendor financing, Export Credit Agencies and Development Finance Institutions (DFI) loans. Millicom believes that there is sufficient liquidity available in the markets to meet ongoing liquidity needs. Additionally, Millicom is able to arrange offshore funding. Millicom has a diversified financing portfolio with commercial banks representing about 20% of its gross financing (2019: 26%), bonds 64% (2019: 58%), Development Finance Institutions 1% (2019: 1%) and leases 15% (2019: 15%).
Maturity profile of net financial liabilities at December 31, 2020

	Less than 1 year	1 to 5 years	>5yrs	Total
	(US$ millions)
Total debt and financing	(113)	(1,824)	(3,755)	(5,691)
Lease liability	(123)	(525)	(373)	(1,021)
Cash and equivalents	875	—	—	875
Pledged deposits (related to back borrowings)	—	—	—	—
Refundable deposit	—	—	—	—
Derivative financial instruments	—	12	—	12
Net cash (debt) including derivatives related to debt	639	(2,336)	(4,128)	(5,825)
Future interest commitments related to debt and financing	(311)	(1,069)	(104)	(1,484)
Future interest commitments related to leases	(146)	(410)	(203)	(759)
Trade payables (excluding accruals)	(576)	—	—	(576)
Other financial liabilities (including accruals)	(1,185)	(29)	—	(1,214)
Put option liability	(262)	—	—	(262)
Trade receivables	351	—	—	351
Other financial assets	568	167	—	735
Net financial liabilities	(922)	(3,676)	(4,435)	(9,034)

Maturity profile of net financial liabilities at December 31, 2019

	Less than 1 year	1 to 5 years	>5yrs	Total
	(US$ millions)
Total debt and financing	(186)	(1,902)	(3,884)	(5,972)
Lease liability(i)	(107)	(490)	(498)	(1,096)
Cash and equivalents	1,164	—	—	1,164
Pledged deposits (related to back borrowings)	1	—	—	1
Refundable deposit	—	—	—	—
Derivative financial instruments	(17)	—	—	(17)
Net cash (debt) including derivatives related to debt	855	(2,392)	(4,383)	(5,920)
Future interest commitments related to debt and financing	(308)	(1,088)	(106)	(1,502)
Future interest commitments related to leases	(157)	(476)	(295)	(928)
Trade payables (excluding accruals)	(510)	—	—	(510)
Other financial liabilities (including accruals)	(1,052)	(337)	—	(1,389)
Put option liability	(264)	—	—	(264)
Trade receivables	371	—	—	371
Other financial assets	613	104	—	717
Net financial liabilities	(452)	(4,189)	(4,784)	(9,425)
(i)    Restated as a result of the finalization of the purchase accounting of our acquisitions in Nicaragua and Panama (note A.1.2.).
Capital management
The primary objective of the Group’s capital management is to ensure a strong credit rating and solid capital ratios in order to support its business and maximize shareholder value.
The Group manages its capital structure with reference to local economic conditions and imposed restrictions such as debt covenants. To maintain or adjust its capital structure, the Group may make dividend payments to shareholders, return capital to shareholders through share repurchases or issue new shares. At December 31, 2020, Millicom was rated at one notch below investment grade by the independent rating agencies Moody’s (Ba1 stable) and Fitch (BB+ stable). The Group primarily monitors capital using net financial obligations to EBITDA.
The Group reviews its gearing ratio (net financial obligations divided by total capital plus net financial obligations) periodically. Net financial obligations includes interest bearing debt and lease liabilities, less cash and cash equivalents (included restricted cash) and pledged and time deposits related to bank borrowings. Capital represents equity attributable to the equity holders of the parent.
Net financial obligations to EBITDA

	Note	2020	2019
	(US$ millions)
Net financial obligations (ii)	C.6.	5,837	5,902
EBITDA	B.3.	1,495	1,530
Net financial obligations to EBITDA (i)		3.90	3.86
(i) The ratio is above 3.0x on an IFRS basis. However, according to the terms of the indenture, this ratio is calculated differently, resulting in a ratio below 3.0x for covenant purposes.
(ii) 2019 figure has been restated as a result of the finalization of the purchase accounting of our acquisition in Panama (note A.1.2.).

Gearing ratio

	Note	2020	2019
	(US$ millions)
Net financial obligations (i)	C.6.	5,837	5,902
Equity attributable to Owners of the Company	C.1.	2,059	2,410
Net financial obligations and equity		7,896	8,312
Gearing ratio		0.74	0.71
(i) 2019 figure has been restated as a result of the finalization of the purchase accounting of our acquisition in Panama (note A.1.2.).